Narrative for the Hypothetical Illustration 1

I. The 0% gross return illustrated values for the fifth policy year have been calculated in the following manner:

Death Benefit:
The death benefit is an option 1 (level) death benefit.

Year 5 Death Benefit = Greater of Specified Amount or Percentage of Cash Value
                     = $300,000 or 222% x $17,922.40
                     = $300,000

Policy Value:
Year 5 Policy Value =
Policy Value at the end of year 4     $14,510.74
+ Annual Premium*                      $4,500.00
- Premium Expense Charge**               $225.00
- Monthly Deduction***                   $513.56
- Mortality & Expense Charge****         $166.56
+ Hypothetical Rate of Return*****      ($183.22)
                                        --------
=                                        $17,922 (rounded to the nearest dollar)

* The annual premium is assumed to be paid at the beginning of month 1 in each year.

** Premium Expense Charge is 5% of each premium payment.

*** The monthly deduction is made up of a $0.00 monthly policy fee and a monthly cost of insurance (COI) deduction. The monthly COI charges for year 5 are:

             Month                  COI

             1                   $42.74
             2                   $42.75
             3                   $42.76
             4                   $42.77
             5                   $42.78
             6                   $42.79
             7                   $42.80
             8                   $42.81
             9                   $42.82
            10                   $42.83
            11                   $42.85
            12                   $42.86

            Total               $513.56

**** The mortality and expense (M&E) charge is 0.90% in year 5 on an annual basis and is charged daily to the average net asset value of the subaccounts. The M&E charge is 0.90% for years 1-10, and 0.45% for years 11+.

***** The hypothetical gross rate of return is 0%. The average annual fund expenses are 0.99%. The monthly interest amounts earned for year 5 are:

             Month         Interest

             1             ($15.60)
             2             ($15.54)
             3             ($15.48)
             4             ($15.42)
             5             ($15.36)
             6             ($15.30)
             7             ($15.24)
             8             ($15.18)
             9             ($15.12)
            10             ($15.06)
            11             ($15.00)
            12             ($14.94)

         Total            ($183.22)

Cash Surrender Value:

Year 5 Cash Surrender Value =
Year 5 Policy Value                   $17,922.40
- Year 5 Surrender Charge              $3,126.00
                                       ---------
=                                        $14,796 (rounded to the nearest dollar)


II. The 6% gross return illustrated values for the fifth policy year have been calculated in the following manner:

Death Benefit:
The death benefit is an option 1 (level) death benefit.

Year 5 Death Benefit = Greater of Specified Amount or Percentage of Cash Value
                     = $300,000 or 222% x $21,537.65
                     = $300,000

Policy Value:
Year 5 Policy Value =

Policy Value at the end of year 4    $16,911.29
+ Annual Premium*                     $4,500.00
- Premium Expense Charge**              $225.00
- Monthly Deduction***                  $508.15
- Mortality & Expense Charge****        $188.21
+ Hypothetical Rate of Return*****    $1,047.73
                                      ---------
=                                       $21,538 (rounded to the nearest dollar)

* The annual premium is assumed to be paid at the beginning of month 1 in each year.

** Premium Expense Charge is 5% of each premium payment.

*** The monthly deduction is made up of a $0.00 monthly policy fee and a monthly cost of insurance (COI) deduction. The monthly COI charges for year 5 are:

             Month              COI

             1               $42.37
             2               $42.37
             3               $42.36
             4               $42.36
             5               $42.35
             6               $42.35
             7               $42.34
             8               $42.34
             9               $42.33
            10               $42.33
            11               $42.33
            12               $42.32

            Total           $508.15

**** The mortality and expense (M&E) charge is 0.90% in year 5 on an annual basis and is charged daily to the average net asset value of the subaccounts. The M&E charge is 0.90% for years 1-10, and 0.45% for years 11+.

***** The hypothetical gross rate of return is 6%. The average annual fund expenses are 0.99%. The monthly interest amounts earned for year 5 are:

              Month          Interest

              1                $86.66
              2                $86.77
              3                $86.89
              4                $87.01

              5                $87.13
              6                $87.25
              7                $87.37
              8                $87.49
              9                $87.61
             10                $87.73
             11                $87.85
             12                $87.97

             Total          $1,047.73

Cash Surrender Value:

Year 5 Cash Surrender Value =
Year 5 Policy Value                   $21,537.65
- Year 5 Surrender Charge              $3,126.00
                                       ---------
=                                        $18,412 (rounded to the nearest dollar)


III. The 12% gross return illustrated values for the fifth policy year have been calculated in the following manner:

Death Benefit:
The death benefit is an option 1 (level) death benefit.

Year 5 Death Benefit = Greater of Specified Amount or Percentage of Cash Value
                     = $300,000 or 222% x $25,778.00
                     = $300,000

Policy Value:
Year 5 Policy Value =
Policy Value at the end of year 4     $19,616.60
+ Annual Premium*                      $4,500.00
- Premium Expense Charge**               $225.00
- Monthly Deduction***                   $501.93
- Mortality & Expense Charge****         $212.61
+ Hypothetical Rate of Return*****     $2,600.94
                                       ---------
=                                        $25,778 (rounded to the nearest dollar)

* The annual premium is assumed to be paid at the beginning of month 1 in each year.

** Premium Expense Charge is 5% of each premium payment.

*** The monthly deduction is made up of a $0.00 monthly policy fee and a monthly cost of insurance (COI) deduction. The monthly COI charges for year 5 are:

             Month               COI

             1                $41.96
             2                $41.93
             3                $41.91
             4                $41.89
             5                $41.86
             6                $41.84
             7                $41.82
             8                $41.79
             9                $41.77
            10                $41.74
            11                $41.72
            12                $41.69

             Total           $501.93

**** The mortality and expense (M&E) charge is 0.90% in year 5 on an annual basis and is charged daily to the average net asset value of the subaccounts. The M&E charge is 0.90% for years 1-10, and 0.45% for years 11+.

***** The hypothetical gross rate of return is 12%. The average annual fund expenses are 0.99%. The monthly interest amounts earned for year 5 are:

             Month          Interest

             1               $209.29
             2               $210.61
             3               $211.94
             4               $213.28
             5               $214.63
             6               $215.99
             7               $217.37
             8               $218.75
             9               $220.15
            10               $221.55
            11               $222.97
            12               $224.40

         Total             $2,600.94

Cash Surrender Value:

Year 5 Cash Surrender Value =
Year 5 Policy Value                   $25,778.00
- Year 5 Surrender Charge              $3,126.00
                                       ---------
=                                        $22,652 (rounded to the nearest dollar)


Narrative for the Hypothetical Illustration 2

I. The 0% gross return illustrated values for the fifth policy year have been calculated in the following manner:

Death Benefit:
The death benefit is an option 1 (level) death benefit.

Year 5 Death Benefit = Greater of Specified Amount or Percentage of Cash Value
                     = $300,000 or 222% x $15,973.58
                     = $300,000

Policy Value:
Year 5 Policy Value =
Policy Value at the end of year 4    $13,002.87
+ Annual Premium*                     $4,500.00
- Premium Expense Charge**              $225.00
- Monthly Deduction***                  $987.87
- Mortality & Expense Charge****        $150.67
+ Hypothetical Rate of Return*****    ($165.74)
                                      --------
=                                       $15,974 (rounded to the nearest dollar)

* The annual premium is assumed to be paid at the beginning of month 1 in each year.

** Premium Expense Charge is 5% of each premium payment.

*** The monthly deduction is made up of a $7.50 monthly policy fee and a monthly cost of insurance (COI) deduction. The monthly COI charges for year 5 are:

             Month               COI

             1                $74.66
             2                $74.69
             3                $74.72
             4                $74.75
             5                $74.78
             6                $74.81
             7                $74.84
             8                $74.87

             9                $74.89
            10                $74.92
            11                $74.95
            12                $74.98

         Total               $897.87

**** The mortality and expense (M&E) charge is 0.90% in year 5 on an annual basis and is charged daily to the average net asset value of the subaccounts. The guaranteed M&E charge is 0.90% for all years.

***** The hypothetical gross rate of return is 0%. The average annual fund expenses are 0.99%. The monthly interest amounts earned for year 5 are:

             Month          Interest

             1              ($14.31)
             2              ($14.22)
             3              ($14.13)
             4              ($14.04)
             5              ($13.95)
             6              ($13.86)
             7              ($13.77)
             8              ($13.68)
             9              ($13.59)
            10              ($13.49)
            11              ($13.40)
            12              ($13.31)

         Total             ($165.74)

Cash Surrender Value:

Year 5 Cash Surrender Value =
Year 5 Policy Value                   $15,973.58
- Year 5 Surrender Charge              $3,126.00
                                       ---------
=                                        $12,848 (rounded to the nearest dollar)


II. The 6% gross return illustrated values for the fifth policy year have been calculated in the following manner:

Death Benefit:
The death benefit is an option 1 (level) death benefit.

Year 5 Death Benefit = Greater of Specified Amount or Percentage of Cash Value
                     = $300,000 or 222% x $19,297.65
                     = $300,000

Policy Value:
Year 5 Policy Value =
Policy Value at the end of year 4    $15,222.17
+ Annual Premium*                     $4,500.00
- Premium Expense Charge**              $225.00
- Monthly Deduction***                  $979.20
- Mortality & Expense Charge****        $170.73
+ Hypothetical Rate of Return*****      $950.40
                                        -------
=                                       $19,298 (rounded to the nearest dollar)

* The annual premium is assumed to be paid at the beginning of month 1 in each year.

** Premium Expense Charge is 5% of each premium payment.

*** The monthly deduction is made up of a $7.50 monthly policy fee and a monthly cost of insurance (COI) deduction. The monthly COI charges for year 5 are:

             Month              COI

             1               $74.08
             2               $74.08
             3               $74.08
             4               $74.09
             5               $74.09
             6               $74.10
             7               $74.10
             8               $74.11
             9               $74.11
            10               $74.12
            11               $74.12
            12               $74.12

         Total              $889.20

**** The mortality and expense (M&E) charge is 0.90% in year 5 on an annual basis and is charged daily to the average net asset value of the subaccounts. The guaranteed M&E charge is 0.90% for all years.

***** The hypothetical gross rate of return is 6%. The average annual fund expenses are 0.99%. The monthly interest amounts earned for year 5 are:

             Month          Interest

             1                $79.57
             2                $79.51
             3                $79.44
             4                $79.37
             5                $79.30
             6                $79.24
             7                $79.17
             8                $79.10
             9                $79.03
            10                $78.96
            11                $78.89
            12                $78.82

            Total            $950.40

Cash Surrender Value:

Year 5 Cash Surrender Value =
Year 5 Policy Value                   $19,297.65
- Year 5 Surrender Charge              $3,126.00
                                       ---------
=                                        $16,172 (rounded to the nearest dollar)


III. The 12% gross return illustrated values for the fifth policy year have been calculated in the following manner:

Death Benefit:
The death benefit is an option 1 (level) death benefit.

Year 5 Death Benefit = Greater of Specified Amount or Percentage of Cash Value
                     = $300,000 or 222% x $23,206.54
                     = $300,000

Policy Value:
Year 5 Policy Value =
Policy Value at the end of year 4    $17,728.53
+ Annual Premium*                     $4,500.00
- Premium Expense Charge**              $225.00
- Monthly Deduction***                  $969.22
- Mortality & Expense Charge****        $193.37
+ Hypothetical Rate of Return*****    $2,365.60
                                      ---------
=                                       $23,207 (rounded to the nearest dollar)

* The annual premium is assumed to be paid at the beginning of month 1 in each year.

** Premium Expense Charge is 5% of each premium payment.

*** The monthly deduction is made up of a $7.50 monthly policy fee and a monthly cost of insurance (COI) deduction. The monthly COI charges for year 5 are:

             Month               COI

             1                $73.41
             2                $73.39
             3                $73.36
             4                $73.33
             5                $73.31
             6                $73.28
             7                $73.26
             8                $73.23
             9                $73.20
            10                $73.18
            11                $73.15
            12                $73.12

            Total            $879.22

**** The mortality and expense (M&E) charge is 0.90% in year 5 on an annual basis and is charged daily to the average net asset value of the subaccounts. The guaranteed M&E charge is 0.90% for all years.

***** The hypothetical gross rate of return is 12%. The average annual fund expenses are 0.99%. The monthly interest amounts earned for year 5 are:

             Month           Interest

             1                $192.38
             2                $193.22
             3                $194.07
             4                $194.92
             5                $195.78
             6                $196.65
             7                $197.53
             8                $198.41
             9                $199.30
            10                $200.20
            11                $201.11

            12                $202.02

            Total           $2,365.60

Cash Surrender Value:

Year 5 Cash Surrender Value =
Year 5 Policy Value                   $23,206.54
- Year 5 Surrender Charge              $3,126.00
                                       ---------
=                                        $20,081 (rounded to the nearest dollar)